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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): October 2, 2003



                               CRAWFORD & COMPANY
                      ------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     GEORGIA
                            -------------------------
                 (State or other jurisdiction of incorporation)


                1-10356                                 58-0506554
          ---------------------              -------------------------------
       (Commission File Number)              (IRS Employer Identification No.)


               5620 Glenridge Drive, N.E., Atlanta, Georgia 30342
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (404) 256-0830
                            ------------------------
              (Registrant's telephone number, including area code)



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ITEM 5.  Other Events

         On September 26, 2003, Crawford & Company (the "Registrant") issued a press release announcing that its wholly owned subsidiary Crawford Healthcare Management of Norfolk and Baltimore, Inc. signed an agreement ("Agreement") with the Department of Justice. A copy of the press release is attached hereto as
Exhibit 99.1



ITEM 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

(c)      Exhibits

         Exhibit No.   Description
         -----------   -----------

         99.1          Press Release dated September 26, 2003



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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   CRAWFORD & COMPANY
                                   (Registrant)



                                   By:  /s/ GROVER L. DAVIS
                                        ----------------------------------------
                                        Grover L. Davis, Chairman and
                                        Chief Executive Officer


Dated:    October 2, 2003


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                                  EXHIBIT INDEX



  Number          Descriptions
  -------         ---------------

  99.1            Press Release issued September 26, 2003



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